UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 8, 2007

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

31 West 52nd Street, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

(a)   On August 8, 2007, Financial Security Assurance Holdings Ltd. (the “Company”) posted to its website its current Operating Supplement. A copy of the Company’s Quarterly Operating Supplement for the quarter ended June 30, 2007 is furnished herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c)   Exhibits.

No.	Exhibit
99.1	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarter ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
Date: August 8, 2007	By:	/s/ BRUCE E. STERN
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

EXHIBIT INDEX

No.	Exhibit
99.1	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarter ended June 30, 2007.